THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Vincent P. Corti
Vincent P. Corti
Secretary



Prospectus
for Eligible Retirement Plans

NEW
PERSPECTIVE
FUND(R)

AN OPPORTUNITY FOR LONG-TEM GROWTH OF
CAPITAL PRIMARILY THROUGH INVESTMENTS IN
STOCKS OF COMPANIES BASED AROUND THE WORLD

February 1, 1997
(as amended February 20, 1997)

[LOGO OF THE AMERICAN FUNDS GROUP(R)]


                          NEW PERSPECTIVE FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071

The primary investment objective of the fund is long-term growth of capital. Future income is a secondary objective. In seeking to meet these investment objectives, the fund normally invests on a global basis in a diversified portfolio consisting primarily of common stocks.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

More detailed information about the fund including the fund's financial statements, is contained in the statement of additional information dated February 1, 1997, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the fund at the above address or calling American Funds Service Company.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 07-010-0297

-------------------------------------------------------------------------------

               SUMMARY OF
                 EXPENSES

  Average annual expenses
      paid over a 10-year
          period would be
    approximately $10 per
  year, assuming a $1,000
      investment and a 5%
    annual return with no
            sales charge.






       TABLE OF CONTENTS

Summary of Expenses.........    2
Financial Highlights........    3
Investment Objectives and
 Policies...................    3
Investing Around the World..    4
Multiple Portfolio
 Counselor System...........    5
Investment Results..........    6
Dividends, Distributions
 and Taxes..................    6
Fund Organization and
 Management.................    7
Purchasing Shares...........    9
Shareholder Services........   10
Redeeming Shares............   10


This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees........................................................ 0.42%
12b-1 expenses......................................................... 0.22%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)................................ 0.18%
Total fund operating expenses.......................................... 0.82%

EXAMPLE                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------                                   ------   -------   -------   --------
You would pay the following cumulative
expenses on a $1,000 investment,
assuming a 5% annual return./3/             $8        $26       $46      $101


/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")
/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose
                       unqualified report covering each of the most recent
       (For a share    five years is included in the statement of additional
        outstanding    information. This information should be read in
     throughout the    conjunction with the financial statements and
       fiscal year)    accompanying notes which are also included in the
                       statement of additional information.


                                                          YEAR ENDED SEPTEMBER 30
                             --------------------------------------------------------------------------------
                              1996    1995    1994    1993    1992    1991    1990     1989    1988     1987
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  Net Asset Value, begin-
   ning of year...........   $16.98  $15.40  $14.21  $12.25  $11.77  $10.16  $11.96   $10.25  $13.73   $10.58
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS
   Net Investment Income..      .32     .31     .22     .17     .21     .29     .27      .29     .26      .24
   Net realized and
    unrealized gain (loss)
    on investments........     1.40    2.35    1.54    2.04     .71    2.05    (.77)    2.37   (2.35)    4.38
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
    Total income (loss)
     from Investment Oper-
     ations...............     1.72    2.66    1.76    2.21     .92    2.34    (.50)    2.66   (2.09)    4.62
                             ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  LESS DISTRIBUTIONS
   Dividends from net in-
    vestment income.......    (.321)  (.237)  (.173)  (.178)   (.24)   (.30)   (.29)    (.32)   (.25)    (.22)
   Dividends from net
    realized non-U.S.
    currency gains/1/.....    (.009)  (.003)  (.027)  (.022)     --      --      --       --      --       --
   Distributions from net
    realized gains........    (.600)  (.840)  (.370)  (.050)   (.20)   (.43)  (1.01)    (.63)  (1.14)   (1.25)
                              ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
    Total Distributions...     (.93) ($1.08)  ($.57)  ($.25)  ($.44)  ($.73) ($1.30)   ($.95) ($1.39)  ($1.47)
                              ------  ------  ------  ------  ------  ------   ------  ------   ------  ------
  Net Asset Value, end of
   year...................    $17.77 $16.98  $15.40  $14.21  $12.25  $11.77  $10.16   $11.96  $10.25   $13.73
                              ======  ======  ======  ======  ======  ======   ======  ======   ======  ======
  Total Return/2/.........     10.64% 18.63%  12.61%  18.34%   8.04%  23.86%  (4.88)%  27.99% (14.25)%  49.71%
  RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year
    (in millions).........   $11,688 $8,817  $6,279  $4,417  $3,082  $2,213  $1,421   $1,230  $  972   $1,242
   Ratios of expenses to
    average net assets....       .82%   .83%    .84%    .87%    .85%    .86%    .82%     .76%    .69%     .64%
   Ratio of net income to
    average net assets....      2.00%  2.12%   1.48%   1.40%   1.82%   2.80%   2.55%    2.69%   2.47%    2.06%
   Average
   commissions paid/3/....      4.30c   .72c   1.05c   1.74c   3.02c   4.04c   3.92c    3.11c   3.29c    6.24c
   Portfolio turnover
    rate..................     18.12% 22.40%  25.33%  15.02%   6.43%   8.16%  14.04%   29.21%  20.58%   17.29%

 -----------------
 /1/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

/2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/3/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

         INVESTMENT    The fund's primary investment objective is long-term
         OBJECTIVES    growth of capital. Future income is a secondary objec-
       AND POLICIES    tive.

   The fund invests    The fund's assets are invested on a global basis to
  globally and aims    take advantage of investment opportunities generated by
  primarily to make    changes in international trade patterns and economic
  your capital grow    and political relationships. International investing
         over time.    presents risks and opportunities which you should con-
                       sider. (See "Investing Around the World.") The fund's success depends largely upon the ability of its invest-ment adviser, Capital Research and Management Company, to foresee and respond to rapid, complex, and often subtle changes in these patterns and relationships.
                       Capital Research and Management Company closely follows companies, industries, governments, and securities and currency exchange markets worldwide.

                       The fund normally invests in a diversified portfolio consisting primarily of common stocks. The prices of stocks fluctuate based on changes in the financial condition of issuers and on market and economic conditions. Assets may also be invested in securities convertible into common stocks and straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or

-------------------------------------------------------------------------------

                       Moody's Investors Service, Inc. or determined to be of equivalent quality by Capital Research and Management Company). The fund may also hold cash or cash equiva-lents, government securities, or nonconvertible pre-ferred stocks. These securities may be issued by U.S. or non-U.S. entities and may be denominated in U.S. dollars or other currencies. (See the statement of ad-ditional information for a description of cash equiva-lents.)

                       The fund's fundamental investment restrictions (which are described in the statement of additional information) and objectives cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH GLOBAL INVESTING DESCRIBED HEREIN.

          SECURITIES   OPPORTUNITIES, RISKS AND COSTS The fund's assets are
      AND INVESTMENT   invested globally which, in the opinion of Capital
          TECHNIQUES   Research and Management Company, enhances the fund's
                       ability to meet its primary objective--long-term growth
   Global investing    of capital.
  involves expanded
     opportunities,    Of course, investing globally involves special risks,
  special risks and    particularly in certain developing countries, caused
   increased costs.    by, among other things: fluctuating currency values;
                       less stringent accounting, auditing, and financial reporting regulations and practices in some countries;
                       changing local and regional economic, political, and social conditions; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

                       However, in the opinion of Capital Research and Manage-ment Company, global investing also can reduce certain portfolio market risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS In connection with its non-U.S. investments, the fund has the ability to hold currencies other than the U.S. dollar and to enter into forward currency contracts to facilitate settlements and to protect against changes in exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses involved, the fund will not generally attempt to protect against all potential changes in exchange rates.

                       DEBT SECURITIES Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa. The fund may invest in debt securities rated BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality. These securities are considered to have speculative characteristics.
4

-------------------------------------------------------------------------------

                       The fund may invest up to 10% of its total assets in debt securities rated Baa or BBB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company; however, the fund does not currently intend to invest more that 5% of its net assets in bonds rated Ba or BB or below or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. The quality restrictions described above do not apply to securities convertible into common stocks.

                       Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

                       U.S. PRIVATE PLACEMENTS
                       Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirement under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures which may be adopted by the fund's board of directors. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund will not invest more than 5% of its total assets in illiquid securities.

           MULTIPLE    The basic investment philosophy of Capital Research and
          PORTFOLIO    Management Company is to seek fundamental values at
          COUNSELOR    reasonable prices, using a system of multiple portfolio
             SYSTEM    counselors in managing mutual fund assets. Under this
                       system the portfolio of the fund is divided into seg-
   Capital Research    ments which are managed by individual counselors. Each
     and Management    counselor decides how his segment will be invested
       Company, the    (within the limits provided by the fund's objectives
  fund's investment    and policies and by Capital Research and Management
    adviser, uses a    Company's investment committee). In addition, Capital
 system of multiple    Research and Management Company's research profession-
          portfolio    als make investment decisions with respect to a portion
      counselors to    of the fund's portfolio. The primary individual portfo-
        manage fund    lio counselors for the fund are listed below.
            assets.


--------------------------------------------------------------------------------------------------------
                                                                                 YEARS OF EXPERIENCE
                                                                              AS INVESTMENT PROFESSIONAL
                                                 YEARS OF EXPERIENCE AS             (APPROXIMATE)
 PORTFOLIO COUNSELORS                             PORTFOLIO COUNSELOR
         FOR                                         (AND RESEARCH            WITH CAPITAL
   NEW PERSPECTIVE          PRIMARY TITLE(S)       PROFESSIONAL, IF           RESEARCH AND
      FUND, INC.                                   APPLICABLE) FOR             MANAGEMENT
                                                   NEW PERSPECTIVE             COMPANY OR       TOTAL
                                                      FUND, INC.             ITS AFFILIATES     YEARS
--------------------------------------------------------------------------------------------------------
 Mark E. Denning        Senior Vice President,    3 years (in addition          15 years       15 years
                        Capital Research          to 4 years as a
                        Company*                  research professional
                                                  prior to becoming a
                                                  portfolio counselor
                                                  for the fund)

--------------------------------------------------------------------------------------------------------

 William R. Grimsley    Senior Vice President      Since the fund began         27 years       34 years
                        of the fund.  Senior       operations
                        Vice President and
                        Director, Capital
                        Research and Management
                        Company

--------------------------------------------------------------------------------------------------------

 Gregg E. Ireland       Vice President of the      3 years (in addition         24 years      24 years
                        fund. Vice President,      to 7 years as a
                        Capital Research           research professional
                        and Management Company     prior to becoming a
                                                   portfolio counselor
                                                   for the fund)

--------------------------------------------------------------------------------------------------------

 William C. Newton      Senior Partner, The        Since the fund began         38 years       44 years
                        Capital Group Partners     operations
                        L.P.*

--------------------------------------------------------------------------------------------------------

 Thierry Vandeventer    Senior Vice President      17 years (in addition        34 years       34 years
                        of the fund.               to 5 years as a
                        Chairman of the Board      research professional
                        and Chief Executive        prior to becoming a
                        Officer, Capital           portfolio counselor
                        Research Company*          for the fund)


--------------------------------------------------------------------------------------------------------
 The fund began operations on March 13, 1973.
 * Company affiliated with Capital Research and Management Company.
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
 14.74% a year over    returns assume the reinvestment of all dividends and
       its lifetime    capital gain distributions. The fund's distribution
                       rate is calculated by dividing the dividends paid by
    (March 13, 1973    the fund over the last 12 months by the sum of the
            through    month-end price and the capital gains paid over the
      December 31,     last 12 months.  The SEC yield reflects income earned
             1996).    by the fund, while the distribution rate reflects
                       dividends paid by the fund. Yield is computed by dividing the net investment income per share earned by the fund over a given period of time by the net asset value per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than income actually paid to shareholders.

                       The fund's total return over the past 12 months and av-erage annual total returns over the past five-year and ten-year periods, as of December 31, 1996, were 17.28%, 13.94% and 13.78%, respectively. These results were calculated with no sales charge in accordance with Securities and Exchange Commission requirements. Of course, past results are not an indication of future results. Further information regarding the fund's in-vestment results is contained in the fund's annual re-port which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

                       DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
         DIVIDENDS,    in June and December. Capital gains, if any, are
      DISTRIBUTIONS    usually distributed in December. When a dividend or
          AND TAXES    capital gain is distributed, the net asset value per
                       share is reduced by the amount of the payment.
             Income
  distributions are    The terms of your plan will govern how your plan may
    usually made in    receive distributions from the fund. Generally, peri-
 June and December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or may permit all fund distributions to be received in cash.
                       Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce the fund's invest-ment income.

-------------------------------------------------------------------------------

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Maryland corporation in 1972. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid
     American Funds    certain fees for services rendered to the fund as
    Group, which is    described in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. Shareholders have one vote per share owned and,
         investment    at the request of the holders of at least 10% of the
          advisers.    shares, the fund will hold a meeting at which any
                       member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, 0.395% on net assets between $6.5 billion and $10.5 billion, and 0.392% on net assets in excess of $10.5 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

-------------------------------------------------------------------------------

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 1H-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $10,919,000 for the fiscal year ended September 30, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

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  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value.

                       Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified un-der Section 401(a) of the Internal Revenue Code includ-ing a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of such purchase. (See "Redeeming Shares--Contin-gent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of addi-tional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       During 1997, American Funds Distributors, will provide additional compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group, based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

--------------------------------------------------------------------------------

                      Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                      SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

       SHAREHOLDER    Subject to any restrictions contained in your plan, you
          SERVICES    can exchange your shares for shares of other funds in
                      The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

          REDEEMING   Subject to any restrictions imposed by your plan, you
             SHARES   can sell your shares through the plan any day the New
                      York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                      ---------------------------------------------------------

                      By contacting   Your plan administrator/trustee must
                      your plan       send a letter of instruction
                      administrator/  specifying the name of the fund, the
                      trustee         number of shares or dollar amount to
                                      be sold, and, if applicable, your
                                      name and account number. For your
                                      protection, if you redeem more than
                                      $50,000, the signatures of the
                                      registered owners or their legal
                                      representatives must be guaranteed
                                      by a bank, savings association,
                                      credit union, or member firm of a
                                      domestic stock exchange or the
                                      National Association of Securities
                                      Dealers, Inc. that is an eligible
                                      guarantor institution. Your plan
                                      administrator/trustee should verify
                                      with the institution that it is an
                                      eligible guarantor prior to signing.
                                      Additional documentation may be
                                      required to redeem shares from
                                      certain accounts. Notarization by a
                                      Notary Public is not an acceptable
                                      signature guarantee.

                      ----------------------------------------------------------

                      By contacting   Shares may also be redeemed through
                      an investment   an investment dealer; however, you
                      dealer          or your plan may be charged for this
                                      service. SHARES HELD FOR YOU IN AN
                                      INVESTMENT DEALER'S STREET NAME MUST
                                      BE REDEEMED THROUGH THE DEALER.

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                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE
                       NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and, on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.


                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

            THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.